UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 22, 2007
                Date of Report (Date of earliest event reported)


                               EPICEPT CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                    000-51290                52-1841431
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)              Identification
No.)

       777 OLD SAW MILL RIVER ROAD
           TARRYTOWN, NEW YORK                                    10591
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(Address of principal executive offices)                       (Zip Code)

                                (914) 606-3500 (Registrant's telephone number,
             including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.

                  On August 24, 2007, the Registrant issued a press release
            announcing that on August 22, 2007, TVM III Limited Partnership ("TVM III") and TVM IV GmbH & Co. KG ("TVM IV") entered into trading plans with Deutsche Bank Securities Inc. (Dr. Gert Caspritz, a director of the Registrant, is a General Partner and an Investment Manager in the healthcare and life sciences group of TVM Capital, which is the general partner of each of TVM III and TVM IV) pursuant to Rule 10b5-1. In addition, Mr. John J. DiBello, an affiliate of the Registrant and a Partner of TVM Capital, also entered into a trading plan with Deutsche Bank Securities Inc. pursuant to Rule 10b5-1. Under these trading plans, the Registrant's stock price must reach a minimum of $4.00 per share before any of TVM III's, TVM IV's or Mr. DiBello's (collectively, the "10b5-1 plan shareholders") shares may be sold. The 10b5-1 shareholders may sell 25% of their individual holdings at a price range of $4.00 to $6.49 per share, 25% of their individual holdings at a price range of $6.50 to $8.99 per share, an additional 25% of their individual holdings at a price range of $9.00 to $11.49 per share, and the final 25% of their individual holdings at a price at or above $11.50 per share. Sales under the plans may begin on August 22, 2007, and the plans are scheduled to continue for 12 months from the date of inception.

                  However, in order to maintain compliance with the rules of the
            Nordic OMX Stock Exchange (where, in addition to Nasdaq, the Registrant's securities are listed under the ticker symbol: EPCT), the plans provide that no trading shall take place during the 30-day period prior to the release of financial statements for the prior quarter, resulting in the following restricted periods: September 17, 2007 - November 16, 2007, December 18, 2007 - May 19, 2008, and
            June 17, 2008 - August 18, 2008; provided that the end of each restricted period shall be extended to the date of the actual public announcement of the Company's results or such later date as required by the OMX Nordic Exchange. 2008 dates assume EpiCept is an accelerated filer.




ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            (c) Exhibits

            99.1 Press release of EpiCept Corporation, dated August 24, 2007, announcing Rule 10b5-1 Trading Plans.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EPICEPT CORPORATION


                                        /s/ Robert W. Cook
                                     -----------------------------------------
                                     Name:   Robert W. Cook
                                     Title:  Chief Financial Officer

Date:  August 24, 2007












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                                  EXHIBIT INDEX

EXHIBIT                             DESCRIPTION
-------                             -----------

  99.1 Press release of EpiCept Corporation, dated August 24, 2007, announcing Rule 10b5-1 Trading Plans.





















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